Vanguard Extended Market Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Supplement to the Statement of Additional Information Dated
April 27, 2017

Effective February 23, 2018, JPMorgan Chase Bank, 383 Madison Avenue, New
York, NY 10179, serves as the custodian for Vanguard Extended Market Index
Fund, Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Value Index Fund,
and Vanguard Small-Cap Growth Index Fund (the “Funds”). The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 040B 022018